UNITED STATES SECURITIES AND EXCHANGE
                           COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934


                Date of Report:     July 31, 2001


                      OshKosh B'Gosh, Inc.

A Delaware Corporation        0-13365             39-0519915
                         Commission File Number   (I.R.S. ID)


                        112 Otter Avenue
                    Oshkosh, Wisconsin 54901
                Telephone number: (920) 231-8800
                 (Registrant's telephone number)



Item 4.        Change in Registrant's Certifying Accountant.

On July 31, 2001, OshKosh B'Gosh, Inc. (the "Company") dismissed Ernst & Young LLP as its independent auditors. The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 30, 2000 and January 1, 2000 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 30, 2000 and January 1, 2000 and during the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended December 30, 2000 and January 1, 2000 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company provided Ernst & Young LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Ernst & Young LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Ernst & Young LLP's letter, dated July 31, 2001 is attached as Exhibit 99.1 hereto and incorporated by reference.

Simultaneously with the dismissal of its former auditors, the Company engaged Arthur Andersen LLP to act as its independent auditors as successor to Ernst & Young LLP. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Arthur Andersen LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Audit Committee of the Company's Board of Directors approved the dismissal of Ernst & Young LLP and appointed Arthur Andersen
LLP as the Company's independent auditors and those actions were ratified by the Company's Board of Directors.

Item 7.   Financial Statements and Exhibits

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits.  The following exhibit is being filed herewith:

               (99.1)   Letter from Ernst & young LLP, dated
			July 31, 2001, to the Securities and
			Exchange Commission.


                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              OSHKOSH B'GOSH, INC.

DATE:  August 7, 2001         By: /s/ David L. Omachinski
                              Vice President-Finance, Treasurer
                              And Chief Financial Officer



                      OSHKOSH B' GOSH, INC.

           Exhibit Index to Current Report on Form 8-K
                       Dated July 31, 2001


(99.1) Letter from Ernst & Young LLP, dated July 31, 2001 to the Securities and Exchange Commission.



                                             EXHIBIT (99.1)

July 31, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington , DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 31, 2001 of OshKosh
B'Gosh, Inc. and are in agreement with the statements contained in the first paragraph on page one therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                   ERNST & YOUNG, LLP

DATE:  July 31, 2001               By: /s/ Ernst & Young LLP